SUPPLEMENT TO THE PROSPECTUSES OF
WELLS FARGO MONEY MARKET FUNDS
For the Wells Fargo Cash Investment Money Market Fund
Wells Fargo Heritage Money Market Fund
Wells Fargo Municipal Cash Management Money Market Fund
(each a “Fund” and, together, the “Funds”)

The first paragrah in the section “Details About the Funds - Pricing Fund Shares” is replaced with the paragragh:

A Fund’s NAV is the value of a single share rounded to four decimal places and based on the market value of the securities it holds. The NAV is calculated each business day at the times reflected below, although a Fund may deviate from these calculation times under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. The last NAV calculated on the most recent business day is available at wfam.com. To calculate the NAV of a Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

March 18, 2020	MMAM030/P1203SP